Exhibit 10.7

February 24, 2020

Prevail InfoWorks, Inc.

Attn: Jack Houriet, CEO

211 North 13th Street, 6th Floor
Philadelphia, PA 19107

Prevail Partners LLC

Attn: Mary Schaheen, President

Re:	Side Letter to Master Services and Technology Agreement

Ladies and Gentlemen:

Reference is made to the Master Services and Technology Agreement by and between Prevail InfoWorks, Inc. ("InfoWorks") and XORTX Therapeutics, Inc. ("XORTX"), dated as of the date hereof (the "Agreement"). The purpose of this side letter agreement (this "Side Letter") is to memorialize and confim1 InfoWorks' , XORTX ' s and Prevail Partners LLC' s ("Partners") understanding with respect to the payment of the Contract Signature Payments under the Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Agreement.

Background

WHEREAS, pursuant to the terms of the Agreement, XORTX agreed to pay to InfoWorks two Contract Signature Payments for the two clinical trials covered by the Agreement,

WHEREAS, Partners, an affiliate of InfoWorks, has agreed to             to InfoWorks on XORTX' s behalf, in satisfaction of the Contract Signature Payments; and

WHE REAS, subject to the execution of this Side Letter by InfoWorks and Partners, XORTX has agreed to issue to               (the "Units"), pursuant to the terms of a Subscription Agreement entered into by and between Partners and XORTX, dated as of the date hereof (the "Subscription Agreement"), each Unit comprised of one common share ("Common Share' ) and one common share purchase warrant (" Warrant") of XORTX.

NOW, THEREFORE, in consideration of the mutual promises set forth herein, and intending to be legally bound, InfoWorks, XORTX and Partners hereby agree as follows:

Terms

1.    Upon the execution of this Side Letter, the parties hereto agree that Partners will           on behalf of XORTX for the Contract Signature Payments set forth on the initial invoice under the Agreement, and that InfoWorks will apply this payment towards the initial payment due under the Agreement.

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2.       In consideration for Partners' payment of the Contract Signature Payments to InfoWorks,            , and Partners shall have no further payment obligations related to the purchase of the Units under the Subscription Agreement.

3.       Absent mutual agreement between Partners and XORTX, Partners agrees not to sell any issued Units (or any Common Shares or Warrants underlying the Units, or Common Shares underlying the Warrants) on any public stock exchange (including the Canadian Securities Exchange) while InfoWorks is working with XORTX on the two clinical trials that are covered by the Agreement.

4.       Notwithstanding anything to the contrary contained in the Agreement, InfoWorks, XORTX and Partners acknowledge and agree that the issuance of the Common Shares and Warrants comprising the Units to Partners satisfies any existing and/or ongoing financial obligations of XORTX to make the Contract Signature Payments under the Agreement, and upon receipt of the Common Shares and Warrants comprising the Units by Partners, XORTX shall have no other or continuing obligations to InfoWorks or Partners in respect of the Contract Signature Payments.

Except as specifically provided for in this Side Letter, all of the terms and conditions of the Agreement shall remain the same and in full force and effect. This Side Letter shall be governed by and construed in accordance with the laws of the Province of Alberta. This Side Letter and the Agreement contain the entire agreement between the parties hereto with respect to the subject matter hereof. This Side Letter may be executed in counterparts, including by electronic transmission, each of which shall be deemed to be an original, but both of which shall constitute the same agreement.

[Signatures on following page]

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If the above accurately reflects our agreement, please sign where indicated below and return to me, and XORTX will issue the Common Shares and Warrants comprising the Units promptly.

Sincerely,

XORTX THERAPEUTICS INC.

By:	/s/ Allen Davidoff
Name: Allen Davidoff
Title: President & CEO

ACCEPTED AND AGREED:

PREVAIL INFOWORKS, INC.

By:	/s/ Jack Houriet
Name: Jack Houriet
Title: CEO

PREVAIL PARTNERS, LLC

By:	/s/ Mary Schaheen
Name: Mary Schaheen
Title: President

[Side Letter - Master Services and Technology Agreement]

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